Exhibit 10.1

Dealer Authorization Certificate

No.: MK2K928CCA

Dear customer

Our company, Ko-E Technology (Taiwan, Shenzhen, Hong Kong) Co., Ltd., is a subsidiary of Ko-E Group, responsible for managing the agency business of Ko-E Group in Greater China. Hereby authorized

E I L Company Limited                      Yusheng Electronics (Shenzhen) Co., Ltd

As the agent of our company in China, we sell Kemet brand products, including a full series of capacitor devices such as manganese dioxide molybdenum capacitors, polymer bile capacitors, thin film capacitors, plastic capacitors, electrolytic capacitors, and other related sensing components. This is to certify that the distribution authorization period is from today to December 31, 2023.

The act of counterfeiting Kemet brands is rampant in China. Please do not purchase from distributors not authorized by our company to avoid incalculable losses caused by purchasing counterfeit goods. To check the authenticity of this authorization letter, please visit the Ko-E website at www.ko-ebiz.com or contact the following reporting email.

Reporting email:

Ko-E Quality Service Department Email: qualityservice@ko-ebiz.com

Ko-E Technology (Shenzhen) Co., Ltd

Ko-E (Hong Kong) Co., Ltd

Ko-E Electronics (Hong Kong) Co., Ltd

Ko-E Electronics Trade. Co. Ltd

General Manager: Wu Yonglong

January 1st, 2023

If you want to inquire about the authenticity of this investment proposal, please go to the Ko-E website at www.ko-ebiz.com

Dealer Authorization Certificate

No.: MK2P907CCI

Dear customer

Our company, Ko-E Technology (Taiwan, Shenzhen, Hong Kong) Co., Ltd., is a subsidiary of Ko-E Group, responsible for managing the agency business of Ko-E Group in Greater China. Hereby authorized

E I L Company Limited Yusheng Electronics (Shenzhen) Co., Ltd

As the agent of our company in China, we sell a full range of products including magnetic beads, RF components, and power inductors under the Pulse brand, Chilisin brand, Maglayers brand, Magic brand, and Bothhand brand under Pulse brand. This is to certify that the distribution authorization period is from today to December 31, 2023.

The act of counterfeiting Pulse brands is rampant in China. Please do not purchase from distributors not authorized by our company to avoid incalculable losses caused by purchasing counterfeit goods. To check the authenticity of this authorization letter, please visit the Ko-E website at www.ko-ebiz.com or contact the following reporting email.

Reporting email:

Ko-E Quality Service Department Email: qualityservice@ko-ebiz.com

Ko-E Technology (Shenzhen) Co., Ltd

Ko-E (Hong Kong) Co., Ltd

Ko-E Electronics (Hong Kong) Co., Ltd

Ko-E Electronics Trade. Co. Ltd

General Manager: Wu Yonglong

January 1st, 2023

If you want to inquire about the authenticity of this investment proposal, please go to the Ko-E website at www.ko-ebiz.com